UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2017

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information required by this Item 1.01 relating to the Royalty Rights (as defined below) is set forth under the heading “ARYMO Royalty Rights” under Item 2.03 of this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

On January 18, 2017, Egalet Corporation (the “Company”), completed the second and final closing (the “Second Closing”) of its offering (the “Offering”) of up to $80.0 million aggregate principal amount of its 13% senior secured notes (the “Notes”) issued pursuant to that certain indenture, dated August 31, 2016, by and among the Company, the Guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee and collateral agent (the “Indenture”).   Upon the Second Closing, the Company issued an additional $40.0 million aggregate principal amount of the Notes, which issuance was triggered when the Company obtained approval from the U.S. Food and Drug Administration of its product candidate ARYMO™ ER on January 9, 2017 (the “Additional Securities Triggering Event”), which was in advance of the June 30, 2017 deadline set forth in the Indenture and the purchase agreements for the Notes dated August 31, 2016 (the “Purchase Agreements”) between the Company, the guarantors named therein and the purchasers named therein (the “Purchasers”).  The Company issued the initial $40.0 million aggregate principal amount of the Notes on August 31, 2016, as reported in the Company’s Current Report on Form 8-K filed September 1, 2016 (the “First Closing 8-K”).

The Company estimates that the net proceeds from the Second Closing will be approximately $38.3 million, after deducting the estimated Offering expenses payable by the Company in connection with the Second Closing. The Notes were sold only to qualified institutional buyers within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  Together with the proceeds from the initial closing reported in the First Closing 8-K, the aggregate net proceeds of the Offering are expected to be approximately $75.5 million.  The Company plans to use the net proceeds from the Notes and the ARYMO Royalty Rights (as defined below) to support the planned commercialization of ARYMO™ ER (Morphine Sulfate) extended-release tablets, an abuse-deterrent morphine, to support the development of Egalet-002, an abuse-deterrent, extended-release oxycodone, and for general corporate purposes. The Notes and the related guarantees are secured by a first priority lien on substantially all of the Company’s and the Guarantors’ assets, in each case, subject to certain exclusions.

Except for the issuance date and the initial payment date and as disclosed below, the Notes purchased by each Purchaser at the Second Closing have the same terms and were issued to each of the Purchasers in the same proportion as the $40.0 million aggregate principal amount of Notes issued on August 31, 2016.  The occurrence of the Additional Securities Triggering Event, however, resulted in a change to the principal repayment provisions of the Notes.  In lieu of the straight-line fixed amortization schedule, on March 20 and September 20 of each year (each, a “Payment Date”) commencing on March 20, 2018, the Company will pay an installment of principal on the Notes in an amount equal to 15% (or 17% if certain sales targets are not met) of the aggregate net sales of OXAYDO® (oxycodone HCI, USP) tablets for oral use only —CII, SPRIX® (ketorolac tromethamine) Nasal Spray, ARYMO™ ER and Egalet-002 for the two consecutive fiscal quarter period most recently ended, less the amount of interest paid on the Notes on such Payment Date.  As a result of the occurrence of the Additional Securities Triggering Event, the stated maturity date of the Notes will also change from March 20, 2020 to September 20, 2033.

The Notes purchased by each Purchaser at the Second Closing, the related guarantees and the ARYMO Royalty Rights (as defined below) have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. The holders of the Notes do not have any registration rights.

The ARYMO Royalty Rights (as defined below) and Notes purchased by each Purchaser at the Second Closing are deemed to constitute an “investment unit” for U.S. federal income tax purposes.  16.76% of the purchase price paid by each Purchaser is deemed to be consideration in respect of the ARYMO Royalty Rights and the Notes are deemed to have been issued with an original issue discount of an equivalent percentage.

Royalty Rights

In connection with the Second Closing of the Offering, on January 18, 2017, the Company entered into royalty rights agreements with each of the Purchasers pursuant to which the Company sold to such Purchasers the right to receive 1.5% of the aggregate net sales of ARYMO™ ER, payable from the date of first sale of ARYMO™ ER through December 31, 2020, inclusive (the “ARYMO Royalty Rights”).  These royalty rights agreements are otherwise substantially identical to the Royalty Rights Agreements (as defined in the First Closing 8-K) and include other terms and conditions customary in agreements of this type.

The description of the royalty rights agreements contained herein is qualified in its entirety by reference to the form of royalty rights agreement filed as Exhibit 10.2 hereto, which is incorporated herein by reference. The descriptions of the Indenture and the Purchase Agreements contained herein are qualified in their entirety by reference to the form of Indenture and the form of Purchase Agreement, which were filed as Exhibits 4.1 and 10.1, respectively, to the First Closing 8-K and are, together with the First Closing 8-K, also incorporated herein by reference.

Item 8.01 — Other Events

On January 18, 2017, the Company issued a press release announcing that the Company had completed the Second Closing and the sale of the ARYMO Royalty Rights.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
4.1*	Indenture, dated as of August 31, 2016, among the Company, the Guarantors from time to time party thereto and U.S. Bank National Association, as trustee and collateral agent.
10.1*	Form of Purchase Agreement.
10.2	Form of Royalty Rights Agreement.
10.3*	Collateral Agreement, dated as of August 31, 2016, among the Company, the Subsidiary Parties from time to time party thereto and U.S. Bank National Association as trustee and collateral agent.
99.1	Press Release, dated January 18, 2017.

* Incorporated by reference to the Company’s Current Report on Form 8-K filed September 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2017	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1*	Indenture, dated as of August 31, 2016, among the Company, the Guarantors from time to time party thereto and U.S. Bank National Association, as trustee and collateral agent.
10.1*	Form of Purchase Agreement.
10.2	Form of Royalty Rights Agreement.
10.3*	Collateral Agreement, dated as of August 31, 2016, among the Company, the Subsidiary Parties from time to time party thereto and U.S. Bank National Association as trustee and collateral agent.
99.1	Press Release, dated January 18, 2017.

* Incorporated by reference to the Company’s Current Report on Form 8-K filed September 1, 2016.